SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
☒	Definitive Information Statement

China Natural Gas, Inc.
(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies: Common Stock
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.
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China Natural Gas, Inc.
Tang Xing Shu Ma Building, Suite 418, Tang Xing Road, Xian, Shaanxi Province, China
Tel : 86-29-88323325

NOTICE OF ACTION BY
WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Shareholders:

This Information Statement is furnished by the Board of Directors of China Natural Gas, Inc., a Delaware corporation (the “Company”), to holders of record of the Company’s Common Stock, $0.0001 par value per share, at the close of business on September 20, 2007, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

The purpose of this Information Statement is to inform the Company’s shareholders of an action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of August 1, 2007. This Information Statement shall be considered the notice required under Section 228 of the Delaware General Corporation Law.

The action taken by the Company’s shareholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Qinan Ji
Qinan Ji
Chief Executive Officer

China Natural Gas, Inc.
Tang Xing Shu Ma Building, Suite 418, Tang Xing Road, Xian, Shaanxi Province, China
Tel : 86-29-88323325

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the Common Stock, $0.0001 par value, of China Natural Gas, Inc., a Delaware corporation, which we refer to herein as “CHNG,” “company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about September 25, 2007.

On September 20, 2007, the record date for determining the identity of shareholders who are entitled to receive this Information Statement, 29,145,839 shares of our Common Stock were issued and outstanding and no Preferred Stock was issued and outstanding. The Common Stock constitutes the sole outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote.

General Information

On August 1, 2007, the Company’s Board of Directors approved an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 30,000,000 shares to 45,000,000 shares (the “Amendment”). On August 1, 2007, a majority of the holders of the Company’s voting capital stock approved the Amendment.

The shareholder approval was granted by written consent, in lieu of a special meeting of the shareholders. The controlling shareholders have not consented to or considered any other corporate action. The shareholders’ approval of the transactions contemplated by the Amendment was granted in each case subject to the filing of an Information Statement with the Securities and Exchange Commission and delivery of notice to the other shareholders of the Company.

Because shareholders holding at least a majority of the voting rights of our outstanding voting capital stock at the record date have voted in favor of the Amendment, and have sufficient voting power to approve the transaction through their ownership of Common Stock, no other shareholder consents will be solicited in connection with this Information Statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), the proposals will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. We anticipate that the actions contemplated herein will be effected approximately 30 days after filing of this Information Statement. This Information Statement will serve as written notice to shareholders pursuant to Section 228 of the Delaware General Corporation Law.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The address of the Company’s principal executive offices is Tang Xing Shu Ma Building, Suite 418, Tang Xing Road, Xian, Shaanxi Province, China.

NO VOTE OR OTHER CONSENT OF OUR SHAREHOLDERS IS SOLICITED
IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

AMENDMENT TO THE CERTOFOCATE OF INCORPORATION

On August 1, 2007, holders of a majority of the Company’s capital stock approved an amendment to the Company’s Certificate of Incorporation, to increase the number of authorized shares of the Company’s Common Stock from 30,000,000 to 45,000,000. As of August 1, 2007 (the “Record Date”), the Company had 24,215,518 shares of Common Stock issued and outstanding. The Amendment will allow the Company to issue warrants to purchase up to 692,308 shares of Common Stock to certain investors pursuant to a Securities Purchase Agreement dated August 2, 2007 by the Company and the investors named therein. The Board also believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, and stock-based acquisitions.

Increase In Authorized Common Stock

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The increase in the number of authorized but unissued shares would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Certificate of Incorporation, bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Other than the issuance of warrants to purchase up to 692,308 shares of Common Stock pursuant to a Securities Purchase Agreement dated August 2, 2007 by the Company and the investors named therein, there are currently no other plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

The proposed form of Amendment attached as Exhibit A hereto becomes effective upon filing with the Delaware Secretary of State.

DESCRIPTION OF CAPITAL STOCK

Common Stock

As of the Record Date, there were 30,000,000 shares of Common Stock authorized with a par value of $0.0001 per share, of which 24,215,518 shares were issued and outstanding. Each holder of the Company’s Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors.

Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the board of directors in its discretion, out of funds legally available. As a result, the payment of such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant. The Company has not declared any dividends since incorporation and does not anticipate doing so in the foreseeable future.

Preferred Stock

As of the Record Date, the Company has 5,000,000 shares of Preferred Stock with a par value of $0.0001 per share, of which no shares were issued and outstanding. The board of directors has sole discretion in designating the preferences, limitations and relative rights of the Preferred Stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our company;
2.	any proposed nominee for election as a director of our company; and
3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” To our knowledge, no director has advised that he intends to oppose the Amendment, as more particularly described herein.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information as of August 1, 2007 regarding the beneficial ownership of our Common Stock, (a) each stockholder who is known by the Company to own beneficially in excess of 5% of our outstanding Common Stock; (b) each director known to hold Common Stock; (c) the Company’s chief executive officer; and (d) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership is based upon 24,215,518 shares of Common Stock outstanding as of August 1, 2007. Unless otherwise identified, the address of the directors, officers and 5% beneficial owners of the Company listed above is Tang Xing Shu Ma Building, Suite 418, Tang Xing Road, Xian, Shaanxi Province, China.

Name	Amount and Nature of Beneficial Ownership
	Common Shares
	Number of Shares	Percent of Class
Officer and Directors
Qinan Ji, CEO and Director	5,931,596	24.5% (1)
Zhiqiang Wang, Director	0	0%
Xiaogang Zhu, CFO	0	0%
James Garner, Director	0	0%
All Officers and Directors as a Group (four persons)	5,931,596 (1)	24.5% (1)
5% Beneficial Owners
Xiang Ji	1,456,232	6.0%
Xian Sunway Technology & Industry Co. Ltd.	2,875,364	11.9%
Yangling Bodisen Biotech Development Co. Ltd. c/o New York Global Group, Inc. 14 Wall Street, 12th Floor New York, NY 10005	2,063,768	8.5%

(1) Of which 2,875,364 shares are owned by Xian Sunway Technology & Industry Co., Ltd. Qinan Ji owns 42.1% of Xian Sunway and may be deemed to beneficially own such shares.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

China Natural Gas, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports and other information and a copy of the registration statement and the exhibits and schedules that were filed with the registration statement may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Statements made in this prospectus regarding the contents of any contract, agreement or other document that is filed as an exhibit to the registration statement are not necessarily complete, and we refer you to the full text of the contract or other document filed as an exhibit to the registration statement. Copies of all or any part of the registration statement may be obtained from the SEC upon payment of the prescribed fee. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

CHINA NATURAL GAS, INC.

Dated: September 21, 2007	/s/ Qinan Ji
Qinan Ji
Chief Executive Officer

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF INCORPORATION

OF

CHINA NATURAL GAS, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:    That by unanimous written consent of the Board of Directors of China Natural Gas, Inc. (the “Corporation”) resolutions were duly adopted setting forth a proposed amendment of the Corporation’s Certificate of Incorporation, declaring said amendment to be advisable and requesting a majority of the stockholders of the Corporation to give their consent in writing thereto. The resolutions setting forth the proposed amendment is as follows:

RESOLVED, that Article FOURTH of the Certificate of Incorporation of China Natural Gas, Inc. be amended and restated to read as follows:

“The authorized capital stock of the Corporation shall consist of 45,000,000 shares of common stock, $0.0001 par value, and 5,000,000 shares of preferred stock, $0.0001 par value.”

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, a majority of the stockholders of said corporation gave their consent in writing to the preceding resolutions in lieu of meeting of stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

THIRD:   That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed this ____ day of ___________, 2007.

By:
Qinan Ji, Chief Executive Officer

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